Nationwide Life Insurance Company: • Nationwide Variable Account

Prospectus supplement dated August 13, 2009 to

Prospectus dated May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual funds as investment options under your policy.  Effective July 2, 2009, these investment options have changed their names as indicated below:

OLD NAME	NEW NAME
Janus Equity Funds – Janus Fund	Janus Fund: Class J Shares
Janus Equity Funds – Janus Twenty Fund	Janus Twenty Fund: Class J Shares
Janus Equity Funds – Janus Worldwide Fund	Janus Worldwide Fund: Class J Shares